  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Richard F. Aster, Jr., Director & Principal Executive Officer of Meridian Fund, Inc.(R) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 26, 2005                   /s/ Richard F. Aster, Jr.
                                        ----------------------------------------
                                        Richard F. Aster, Jr., Director &
                                        Principal Executive Officer
                                        (principal executive officer)

I, Gregg B. Keeling, Principal Financial Officer, Principal Accounting Officer, Treasurer & Secretary of Meridian Fund, Inc.(R) (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 26, 2005                   /s/ Gregg B. Keeling
                                        ----------------------------------------
                                        Gregg B. Keeling, Principal Financial
                                        Officer, Principal Accounting Officer,
                                        Treasurer & Secretary
                                        (principal financial officer)